Lord Abbett Global Fund, Inc.

Equity Series

90 Hudson Street

Jersey City, NJ  07302

February 22, 2008

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:                             Preliminary Proxy Filing on behalf of

Lord Abbett Global Fund, Inc. – Equity Series (the “Fund”)

Ladies and Gentlemen:

On behalf of the Fund, pursuant to Section 14(a) of the Securities Exchange Act of 1934, enclosed for filing with the Securities and Exchange Commission please find a notice of meeting of shareholders to be held on May 15, 2008, preliminary proxy statement and form of proxy (collectively, the “Proxy”).  The Proxy relates to proposals to: (1) convert the Fund to a fund-of-funds structure; (2) change the Fund’s investment objective to “total return”; (3) amend the Fund’s fundamental investment restriction regarding concentration; (4) amend the Fund’s fundamental investment restriction regarding diversification; and (5) amend the Fund’s Investment Management Agreement. As discussed more fully below, shareholders will be asked to vote on these proposals in connection with the proposed restructuring of the Fund as a fund-of-funds.

Contingent on shareholder approval of proposals described above, the Fund would convert to a fund-of-funds structure, meaning that it would purse its investment objective by investing in certain of the other mutual funds in the Lord Abbett Family of Funds.  In addition, the Fund’s name would be changed to “Lord Abbett Global Allocation Fund” to more accurately reflect the Fund’s new investment focus.  Finally, if shareholders approve the Fund’s conversion to a fund-of-funds structure, the Fund’s management fee would be reduced.

Please contact the undersigned at (201) 827-2279 if you have any questions regarding the Proxy.

Very truly yours,

/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Counsel
Lord, Abbett & Co. LLC